Exhibit 32

CERTIFICATION OF PERIODIC REPORT

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vladimir Lyashevskiy, President, Treasurer, Chief Executive Officer and Chief Financial Officers of Royal Bees Company, Inc., (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)

the Quarterly Report on Form 10-Q, of the Company for the fiscal quarter ended September 30, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2013

/s/ Vladimir Lyashevskiy

Vladimir Lyashevskiy

President and Chief Executive Officer

Treasurer and Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Royal Bees Company, Inc. and will be retained by Royal Bees Company, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.